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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 1999

                        UNITED COMMUNITY FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          OHIO                          0-024399            34-1856319
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 (State or other jurisdiction   (Commission File No.)  (IRS Employer I.D. No.)
    of incorporation)



              275 Federal Plaza West, Youngstown, Ohio       44503-1203
             --------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:           (330) 742-0500
                                                    ------------------------



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ITEM  5.  OTHER EVENTS.


     On April 15, 1999, United Community Financial Corp., an Ohio corporation ("UCFC"), and Butler Wick Corp., an Ohio corporation ("BWC"), announced that the parties had entered into an Agreement and Plan of Merger (the "Agreement"). BWC is the parent company for three wholly-owned subsidiaries whose businesses include retail investment brokerage, asset management, trust and estate services, public finance and insurance. Pursuant to the Agreement, BWC will merge with a wholly-owned subsidiary of UCFC (the "Merger") and UCFC will issue up to 1.7 million UCFC common shares, subject to possible adjustments based upon the market price of UCFC shares, in exchange for all of the issued and outstanding common shares of BWC. Consummation of the Merger is subject to a number of conditions, including, but not limited to, (i) the approval of the Agreement by the shareholders of BWC and (ii) the receipt of requisite regulatory approvals. The Merger is expected to be completed in the third quarter of 1999.

     The press release issued by UCFC and BWC regarding the announcement of the transaction described herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. The press release incorporated herein by reference contains forward-looking statements that involve risk and uncertainty. It should be noted that a variety of factors could cause UCFC's actual results and experience to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, growth projections and results of UCFC's business after the Merger include, but are not limited to, the growth of the economy, interest rate movements, the impact of competitive products, services and price, customer based requirements, Federal and state legislation, acquisition cost savings and revenue enhancements and similar matters. Readers of this Current Report on Form 8-K, including the exhibits hereto, are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Not applicable.

            (b) Not applicable.

            (c) Exhibits 99 - News release of UCFC and BWC dated April 15, 1999


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     UNITED COMMUNITY FINANCIAL CORP.

                                     By:
                                        ---------------------------------
                                        Douglas M. McKay, President and
                                        Chief Executive Officer

Date:  April ___, 1999